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                                                                  EXHIBIT 10.1.6

                                                                  EXECUTION COPY


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                              AMENDED AND RESTATED

                               SECURITY AGREEMENT

                           DATED AS OF JANUARY 7, 1999

                    AMENDED AND RESTATED AS OF JUNE 19, 2003

                                     MADE BY

                     CENTENNIAL CELLULAR OPERATING CO. LLC,

                                  AS BORROWER,

                                       AND

                    CENTENNIAL PUERTO RICO OPERATIONS CORP.,

                                 AS PR BORROWER

                                       AND

      EACH OF THE GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO OR FROM
         TIME TO TIME PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT,

                                  AS GUARANTOR

                                   IN FAVOR OF

                              BANK OF AMERICA, N.A.


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                     AMENDED AND RESTATED SECURITY AGREEMENT

         AMENDED AND RESTATED SECURITY AGREEMENT (the "Agreement"), dated as of January 7, 1999, amended and restated as of June 19, 2003, made by CENTENNIAL CELLULAR OPERATING CO. LLC, a Delaware limited liability company having an office at Corporate Office, 3349 Route 138, Wall, New Jersey 07719 ("Borrower"), CENTENNIAL PUERTO RICO OPERATIONS CORP., a Delaware corporation having an office at Corporate Office, 3349 Route 138, Wall, New Jersey 07719 and the successor to Centennial Wireless PCS Operations Corp. ("PR Borrower"), and EACH OF THE GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO OR FROM TIME TO TIME PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (collectively, the "Guarantors"; together with Borrower and the PR Borrower, the "Pledgors", and each, a "Pledgor"), as pledgors, assignors and debtors, in favor of BANK OF AMERICA, N.A., having an office at 901 Main Street, 14th Floor, Dallas, Texas 75202, in its capacity as administrative agent, as pledgee, assignee and secured party (in such capacity and together with any successors in such capacity, "Administrative Agent") for the lending institutions (the "Lenders") from time to time party to the Credit Agreement (as hereinafter defined).

                                    RECITALS:

         A. Pursuant to a certain credit agreement, dated as of January 7, 1999, as amended and restated as of February 29, 2000 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Credit Agreement), among Borrower, PR Borrower, Parent, as a Guarantor, each of the other Guarantors, the Lenders, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Lead Arranger, Bank of America, N.A. (as successor to NationsBank, N.A.), as Co-Arranger and Administrative Agent, JPMorgan Chase Bank (formerly The Chase Manhattan Bank), as Co-Arranger and Co-Documentation Agent, The Bank of Nova Scotia, as Co-Documentation Agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Syndication Agent, and Morgan Stanley Senior Funding, Inc., as Senior Managing Agent, the Lenders have agreed (i) to make to or for the account of Borrower certain Term Loans up to an aggregate principal amount of $1,044,375,000 and certain Revolving Credit Loans up to an aggregate principal amount of $250,000,000 and (ii) to issue certain Letters of Credit for the account of Borrower.

         B. It is contemplated that one or more of the Pledgors may enter into one or more Interest Rate Protection Agreements and Swap Contracts with one or more of the Lenders or their respective Affiliates (collectively, "Interest Rate Agreements") fixing the interest rates with respect to Loans under the Credit Agreement (all obligations of the Pledgors now existing or hereafter arising under such Interest Rate Agreements, collectively, the "Interest Rate Obligations").

         C. Each Pledgor is or will be the legal and beneficial owner of the Pledged Collateral (as hereinafter defined) to be pledged by it hereunder.

         D. The Pledgors have made and delivered that certain Security Agreement dated as of January 7, 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time to the date hereof, the "Original Security Agreement") in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the other Creditors (collectively, the "Secured Parties") to secure the payment and performance of all of the Secured Obligations (as defined in Section 2 hereof).





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         E. The parties hereto wish to enter into this Agreement to amend in certain respects and restate the Original Security Agreement.

                                   AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Pledgors and Administrative Agent hereby agree as follows:

         Section 1. Pledge. As collateral security for the payment and performance when due of all the Secured Obligations, each Pledgor hereby pledges, assigns, transfers and grants to the Administrative Agent for its benefit and the benefit of the Secured Parties, a continuing first priority security interest in and to all of the right, title and interest of such Pledgor in, to and under all personal property and fixtures of every kind and nature, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the "Pledged Collateral"). The Pledged Collateral includes, without limitation:

               (a) all "accounts", as such term is defined in the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction, including, without limitation, Puerto Rico, (the "UCC"), and in any event including, without limitation, all health-care-insurance receivables and all of such Pledgor's rights to payment for goods sold or leased or services performed by such Pledgor or any other party, and all rights evidenced by an account, contract, security agreement, chattel paper (whether tangible or electronic), guarantee (including a letter of credit) or other evidence of indebtedness or security together with (i) all security pledged, assigned, hypothecated or granted to or held by such Pledgor to secure the foregoing, (ii) general intangibles arising out of such Pledgor's rights in any goods, the sale of which gave rise thereto, (iii) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (iv) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith and (v) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties and certificates from filing or other registration offices (collectively, the "Receivables");

               (b) all "inventory", as such term is defined in the UCC, and, in any event including, without limitation, all raw materials, work in process, returned goods, finished goods, samples and consigned goods to the extent of the consignee's interest therein, materials and supplies of any kind or nature which are or might be used in connection with the manufacture, printing, publication, packing, shipping, advertising, selling or finishing of any such goods and all other products, goods, materials and supplies (collectively, the "Inventory");

               (c) all books, records, ledgers, printouts, file materials and other papers containing information relating to Receivables and any account debtors in respect thereof;

               (d) any and all sale, service, performance and equipment or real property lease contracts (including, without limitation, all leases for cell sites to which Pledgor is a party), agreements and grants (whether written or oral), and any other contract (whether written or oral) between such Pledgor and third parties, including, without limitation, the Merger Agreement and the Facilities Agreement, but excluding any of the foregoing (i) which would be terminable by the counterparty thereto if such Pledgor's interest therein were subject to the security interest created hereby and (ii) for which such Pledgor has not received a consent from such counterparty to the grant of a security interest therein (collectively, the "Contracts");



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

               (e) all "equipment", as such term is defined in the UCC, and, in any event including, without limitation, all machinery, equipment, office machinery, furniture, conveyors, tools, materials, storage and handling equipment, automotive equipment, motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership, and all other equipment of every kind and nature owned by such Pledgor or in which such Pledgor may have any interest (to the extent of such interest), all modifications, alterations, repairs, substitutions, additions and accessions thereto, all replacements and all parts therefor and together with all substitutes for any of the foregoing (collectively, the "Equipment");

               (f) all "general intangibles", as such term is defined in the UCC, and, in any event including, without limitation, all manuals, blueprints, know-how, warranties and records in connection with the Equipment; all documents of title or documents representing the Inventory and all records, files and writings with respect thereto; any and all other rights, claims and causes of action of such Pledgor against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith, including, without limitation, all rights under any Contracts; all information, customer lists, identification of suppliers, data, plans, blueprints, specification designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like pertaining to operations by such Pledgor, all field repair data, sales data and other information relating to sales of products now or hereafter manufactured, distributed or franchised by such Pledgor; all accounting information pertaining to such Pledgor's operations or any of the Equipment, Inventory, Receivables or Intangibles and all media in which or on which any of the information or knowledge or data or records relating to such operations or any of the Equipment, Inventory, Receivables, Contracts or Intangibles may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; all rights and goodwill of such Pledgor; all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or assets now or hereafter held by such Pledgor (other than FCC Licenses, as hereinafter defined); all causes of action, claims and warranties now or hereafter owned or acquired by such Pledgor, and any other property consisting of a general intangible under the UCC applicable in such other location where such Pledgor maintains its records relating to such property (collectively, the "Intangibles");

               (g) all present and future authorizations, permits, licenses and franchises (collectively the "FCC Licenses") heretofore or hereafter granted or assigned to such Pledgor by the Federal Communications Commission (the "FCC") or any present and future authorizations, permits, licenses and franchises (collectively "Governmental Licenses") heretofore or hereafter granted or assigned to such Pledgor by any other public or governmental agency or regulatory body for the operation or ownership of a wireless telecommunications system; excluding, however, any such FCC Licenses or Governmental Licenses to the extent, and only to the extent, that it is unlawful to grant a security interest in the same, but including, to the maximum extent permitted by law, all rights incident or appurtenant to such FCC Licenses or Governmental Licenses (including, without limitation, the right to receive all proceeds derived or arising from or in connection with the sale, assignment or transfer of such FCC Licenses), whether now owned or hereafter acquired by such Pledgor, or in which such Pledgor may now have or hereafter acquire an interest.

               (h) all insurance policies held by such Pledgor or naming such Pledgor as insured, additional insured or loss payee (including, without limitation, casualty insurance, liability insurance, property insurance and business interruption insurance), all such insurance policies entered into after the date hereof other than insurance policies (or certificates of insurance evidencing such insurance policies) relating to health and welfare insurance and life insurance policies in which such Pledgor is not named as



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beneficiary (i.e., insurance policies that are not "Key Man" insurance policies)
and all rights, claims and recoveries relating thereto (including all dividends, returned premiums and other rights to receive money in respect of any of the foregoing) (collectively, the "Insurance Policies");

               (i) such Pledgor's right to receive the surplus funds, if any, which are payable to such Pledgor following the termination of any employee pension plan and the satisfaction of all liabilities of participants and beneficiaries under such plan in accordance with applicable law (collectively, the "Pension Plan Reversions");

               (j) the issued and outstanding shares of capital stock of each Person described in Schedule I-A hereto and each other corporation hereafter acquired or formed by such Pledgor (the "Pledged Shares") (which are and shall remain at all times until this Agreement terminates, certificated shares), including the certificates representing the Pledged Shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares; provided that such Pledgor shall not be required to pledge shares possessing more than 65% of the voting power of all classes of capital stock entitled to vote of any Subsidiary which is a controlled foreign corporation (as defined in Section 957(a) of the Internal Revenue Code of 1986, as amended from time to time (the "Tax Code")) and, in any event, shall not be required to pledge the shares of stock of any Subsidiary otherwise required to be pledged pursuant to this Section 1(j) to the extent that such pledge would constitute an investment of earnings in United States property under Section 956 (or a successor provision) of the Tax Code, which investment would trigger an increase in the gross income of a United States shareholder of such Pledgor pursuant to Section 951 (or a successor provision) of the Tax Code; provided further, that if following a change in the relevant sections of the Tax Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder which would permit a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of any Foreign Subsidiary entitled to vote without causing the undistributed earnings of such Foreign Subsidiary as determined for United States Federal income taxes to be treated as a deemed dividend to the Pledgors for United States Federal income tax purposes, then the 65% limitation set forth above shall no longer be applicable and the Pledgors shall duly pledge and deliver to the Administrative Agent such maximum additional percentage of the capital stock not theretofore required to be pledged hereunder as will not cause such a deemed dividend to have been made;

               (k) subject to the proviso set forth in clause (j) above, all additional shares of capital stock of whatever class of any issuer of the Pledged Shares from time to time acquired by such Pledgor in any manner (which are and shall remain at all times until this Agreement terminates, certificated shares) (which shares shall be deemed to be part of the Pledged Shares), including the certificates representing such additional shares and any interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares;

               (l) all membership interests and/or partnership interests, as applicable, of each Person described in Schedule I-B hereto and each other limited liability company or partnership hereafter acquired or formed by such Pledgor, together with all rights, privileges, authority and powers of such Pledgor in and to each such Person or under the membership or partnership agreement of each such Person (the "Operative Agreements") (collectively, the "Initial Pledged Interests"), and the certificates, instruments and agreements, if any, representing the Initial Pledged Interests;

               (m) all options, warrants, rights, agreements, additional membership or partnership interests or other interests relating to each such Person described in clause (l) above or any interest in any such Person, including, without limitation, any right relating to the equity or membership or partnership interests in any such Person or under the Operative Agreement of any such Person (collectively, the "Additional Interests"; together with the Initial Pledged Interests, the "Pledged



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Interests"; the Pledged Interests and the Pledged Shares, collectively, the
"Pledged Securities") from time to time acquired by such Pledgor in any manner and the certificates, instruments and agreements, if any, representing the Additional Interests;

               (n) all intercompany notes described on Schedule II hereto (the "Intercompany Notes") and all certificates or instruments evidencing such Intercompany Notes and all proceeds thereof, all accessions thereto and substitutions therefor;

               (o) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes (collectively, "Distributions");

               (p) without affecting the obligations of such Pledgor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which any Person listed on Schedule I-A or Schedule I-B hereto is not the surviving entity, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company or partnership owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from such consolidation or merger;

               (q) patents issued or assigned to and all patent applications made by such Pledgor, including, without limitation, the patents and patent applications listed on Schedule III hereto, along with any and all (i) inventions and improvements described and claimed therein, (ii) reissues, divisions, continuations, extensions and continuations-in-part thereof, (iii) income, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, and (iv) rights to sue for past, present and future infringements thereof (collectively, the "Patents");

               (r) trademarks (including service marks), logos, federal and state trademark registrations and applications made by such Pledgor, common law trademarks and trade names owned by or assigned to such Pledgor and all registrations and applications for the foregoing, including, without limitation, the registrations and applications listed on Schedule IV hereto, along with any and all (i) renewals thereof, (ii) income, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages, claims and payments for past or future infringements thereof, and (iii) rights to sue for past, present and future infringements thereof (collectively, the "Trademarks");

               (s) copyrights owned by or assigned to such Pledgor, including, without limitation, the registrations and applications listed on Schedule V hereto, along with any and all (i) renewals and extensions thereof, (ii) income, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, and (iii) rights to sue for past, present and future infringements thereof (collectively, the "Copyrights");

               (t) license agreements and covenants not to sue with any other party with respect to any Patent, Trademark, or Copyright listed on Schedule VI hereto, along with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto, including, without limitation, damages and payments for past, present or future breaches thereof, (iii) rights to sue for past, present and



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future breaches thereof and (iv) any other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights (collectively, the "Licenses");

               (u) the entire goodwill and all product lines of such Pledgor's business and other general intangibles, including, without limitation, know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulae connected with the use of and symbolized by the Trademarks of such Pledgor (collectively, the "Goodwill");

               (v) all securities accounts, commodity accounts, investment property (all as defined in the UCC) and financial accounts of such Pledgor, including, without limitation, (i) the financial accounts, securities accounts and commodity accounts maintained with the financial institutions, securities intermediaries and commodity intermediaries (each as defined in the UCC and each, a "Financial Intermediary") identified on Schedule VII hereto, (ii) all moneys, financial assets (as defined in the UCC), checks, drafts, securities and instruments deposited or required to be deposited in such accounts, (iii) all investments and all certificates and instruments, if any, from time to time representing or evidencing any other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing items listed under subclauses (i) and (ii), and (iv) each consent or other agreement from time to time entered into by such Pledgor with any financial institution at which any of the above accounts is maintained and all rights of such Pledgor under each such consent or agreement;

               (w) all "deposit accounts", as such term is defined in the UCC;

               (x) all "documents", as such term is defined in the UCC, including, without limitation, all receipts of such Pledgor covering, evidencing or representing Inventory or Equipment (collectively, the "Documents");

               (y) all "instruments", as such term is defined in the UCC, including, without limitation, all promissory notes, drafts, bills of exchange or acceptances (collectively, the "Instruments");

               (z) all "commercial tort claims", as such term is defined in the UCC. The Administrative Agent acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the applicable Pledgor's compliance with Section 5(k) hereof;

               (aa) all "letter-of-credit rights" , as such term is defined in the UCC; and

               (bb) all "proceeds", as such term is defined in the UCC or under other relevant law, and in any event including, without limitation, any and all
(i) proceeds of any insurance (except payments made to a Person which is not a party to this Agreement), indemnity, warranty or guaranty payable to the Administrative Agent or to such Pledgor from time to time with respect to any of the Pledged Collateral, (ii) payments (in any form whatsoever) made or due and payable to such Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any federal, state, local, foreign or other governmental or administrative (including self-regulatory) body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission or other similar dispute-resolving body including, without limitation, those governing the regulation and protection of the environment (each, a "Governmental Authority") (or any person acting on behalf of a Governmental Authority), (iii) instruments representing obligations to pay amounts in respect of the Pledged Collateral, (iv) products of the Pledged Collateral and (v) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral (collectively, the "Proceeds").


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         Notwithstanding the foregoing, to the extent that the provision of any agreement binding on any Pledgor that governs any intangible personal property referred to in any of clauses (a) through (z) above expressly prohibits the pledge, assignment or transfer thereof, or the grant of a security interest therein, such Pledgor's right, title and interest in such property shall be excluded from the foregoing pledge, assignment, transfer and grant for so long as such prohibition continues, it being understood that upon request of the Administrative Agent, such Pledgor will in good faith use reasonable efforts to obtain consent for the pledge, assignment, transfer and creation of a security interest in favor of the Administrative Agent in such Pledgor's right, title and interest in such property.

         The Pledged Securities, the Intercompany Notes, the Distributions and the Proceeds relating thereto are collectively referred to as the "Securities Collateral". The Patents, Trademarks, Copyrights, Licenses, Goodwill and the Proceeds relating thereto are collectively referred to as the "Intellectual Property Collateral". The property described in clause (v) above and the Proceeds relating thereto are collectively referred to as the "Financial Account Collateral". Any account containing Financial Account Collateral shall be referred to as a "financial account". The Pledged Collateral other than the Securities Collateral, the Intellectual Property Collateral and the Financial Account Collateral is collectively referred to as the "General Collateral".

         Section 2. Secured Obligations. This Agreement secures, and the Pledged Collateral is collateral security for, the payment and performance in full when due, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C.
Section 362(a)), of (i) all Obligations of the Pledgors now existing or hereafter arising under or in respect of the Credit Agreement and all Interest Rate Obligations of the Pledgors now existing or hereafter arising under or in respect of any Interest Rate Agreement (including, without limitation, the obligations of the Pledgors to pay principal, interest and all other charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the Obligations contained in the Credit Agreement and the obligations contained in any Interest Rate Agreement), and
(ii) without duplication of the amounts described in clause (i), all obligations of the Pledgors now existing or hereafter arising under or in respect of this Agreement or any other Credit Document, including, without limitation, all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of the obligations contained in this Agreement or in any other Credit Document, in each case whether in the regular course of business or otherwise (the obligations described in clauses (i) and (ii), collectively, the "Secured Obligations").

         Section 3. FCC Approvals and Municipal Approvals. The provisions of this Agreement shall be subject to this Section 3. The rights of the Administrative Agent and the Secured parties under this Agreement are subject to all applicable rules and regulations of the FCC. Notwithstanding anything to the contrary contained herein, neither the Administrative Agent nor any Secured Party will take any action pursuant to this Agreement which would constitute or result in any assignment of any FCC License or any direct or indirect change of control of Borrower or any Pledgor or any FCC License, or any Government License, whether de jure or de facto, if such assignment or change of control would require the prior approval of the FCC under the Communications Act of 1934, as amended (including the written rules and regulations promulgated by the FCC) or any other public or governmental agency or regulatory body unless and until each such approval has been obtained. Borrower and each Pledgor agrees to take any action which the Administrative Agent may reasonably request in order to obtain and enjoy to the fullest possible extent the rights and benefits granted to the Administrative Agent and the Secured Parties by this Agreement and each other agreement, instrument and document delivered to the Administrative Agent for the benefit of the Secured Parties in connection herewith or in any document evidencing or securing the Collateral, including specifically, at the cost and expense of such Pledgor, the use of such





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Pledgor's best efforts to assist in obtaining approval of the FCC or any other agency or government for any action or transaction contemplated by, and consistent with the terms of, this Agreement which is then required by law, and specifically, without limitation, upon request, to prepare, sign and file (or cause to be filed) with the FCC or any other agency or government the assignor's or transferor's portion of any application or applications for consent to the assignment of any license, permit or franchise or change of control necessary or appropriate under the rules and regulations of the FCC or any agency or government for approval of (a) the assignment of any FCC license or transfer of control thereof or of such Pledgor, (b) any sale or sales of property constituting the Collateral by the Administrative Agent, or (c) any assumption by the Administrative Agent or the Secured Parties of voting rights or management rights in property constituting the Collateral which are being effected in accordance with the terms of this Agreement. Furthermore, notwithstanding anything to the contrary contained in this Agreement, the Administrative Agent agrees on behalf of the Secured parties that (aa) voting rights in any Pledged Securities shall remain with the issuer thereof even upon an Event of Default unless all required prior approvals of the FCC to the transfer of such voting rights shall have been obtained, (bb) upon an Event of Default, and only if so permitted by this Agreement, the Agent or the Secured Parties may dispose of such Pledged Securities, but only after all consents required by the FCC or any other public or governmental agency or regulatory body with respect to such sale have been obtained.

         Section 4. No Release. Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any Person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Administrative Agent or any Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor's part to be so performed or observed or shall impose any liability on the Administrative Agent or any Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, any Interest Rate Agreement or any other Credit Document, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of each Pledgor contained in this Section 4 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under this Agreement, any Interest Rate Agreement and the other Credit Documents.

         Section 5. Perfection; Supplements; Further Assurances; Use of Pledged Collateral.

               (a) Delivery of Certificated Securities Collateral. All certificates, agreements or instruments representing or evidencing the Securities Collateral, to the extent not previously delivered to the Administrative Agent, shall immediately upon receipt thereof by any Pledgor be delivered to and held by or on behalf of the Administrative Agent pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default and without notice to any Pledgor, to endorse, assign or otherwise transfer to or to register in the name of the Administrative Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, the Administrative Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Securities for certificates of smaller or larger denominations.

               (b) Perfection of Uncertificated Securities Collateral. If any issuer of Pledged Securities is organized in a jurisdiction which does not permit the use of certificates to evidence equity ownership, or if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted or required by applicable law to perfect, continue and maintain a valid, enforceable, first priority security interest in the Pledged Securities, record such pledge on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to the Administrative Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Administrative Agent the right to transfer such Pledged Securities under the terms hereof and provide to the Administrative Agent an opinion of counsel, in form and substance satisfactory to the Administrative Agent, as to the perfection of such pledge.

               (c) Financing Statements and Other Filings.

                              (i) Each Pledgor agrees that at any time and from
               time to time, it will, at the sole cost and expense of the Pledgors, file and refile, or authorize the Administrative Agent to file and refile, such financing statements, continuation statements and other documents (including, without limitation, this Agreement), in form acceptable to the Administrative Agent, in such offices (including, without limitation, the United States Patent and Trademark Office and the United States Copyright Office) as the Administrative Agent may reasonably deem necessary or appropriate, wherever required or permitted by law in order to perfect, continue and maintain a valid, enforceable, first priority security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Administrative Agent hereunder, as against third parties, with respect to any Pledged Collateral. Each Pledgor authorizes the Administrative Agent to file any such financing or continuation statement or other document without the signature of such Pledgor where permitted by law.

                              (ii) Each Pledgor irrevocably authorizes the
               Administrative Agent at any time and from time to time to file in any jurisdiction in which the UCC has been adopted any initial financing statements and amendments thereto that (A) indicate the Pledged Collateral (I) as all assets of such Pledgor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC, or (II) as being of an equal or lesser scope or with greater detail, and (B) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any initial financing statement or amendment, including (I) whether such Pledgor is an organization, the type of organization and any organization identification number issued to such Pledgor and, (II) in the case of a financing statement filed as a fixture filing or indicating Pledged Collateral as timber to be cut or as-extracted collateral, a sufficient description of real property to which such Pledged Collateral relates. Each Pledgor agrees to furnish any such information to the Administrative Agent promptly upon request. Each Pledgor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

               (d) Perfection in Financial Accounts. In addition to any other actions required herein to be taken by any Pledgor, each applicable Pledgor shall cause each Financial Intermediary to execute and deliver to the Administrative Agent within thirty (30) days of the date hereof a financial account control agreement substantially in the form of Exhibit 2 hereto acknowledging the security interest and exclusive dominion and control of the Administrative Agent in all Financial Account Collateral on deposit by such Pledgor with such Financial Intermediary.

               (e) Motor Vehicles. At any time after the occurrence and during the continuance of an Event of Default, each Pledgor shall, upon the request of the Administrative Agent, deliver to the Administrative Agent originals of the certificates of title or ownership for the motor vehicles, and any other Equipment covered by certificates of title or ownership owned by it, with the Administrative Agent listed as lienholder.

                  (f) Supplements; Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver to the Administrative Agent such additional assignments, agreements, supplements, powers and instruments, as the Administrative Agent may reasonably deem necessary or appropriate, wherever required or permitted by law, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Administrative Agent hereunder, to carry into effect the purposes of this Agreement or better to assure and confirm unto the Administrative Agent or permit the Administrative Agent to exercise and enforce its respective rights, powers and remedies hereunder with respect to any Pledged Collateral. Without limiting the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Administrative Agent from time to time such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments, as the Administrative Agent shall reasonably request. The Administrative Agent may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Administrative Agent may be advised by counsel shall be reasonably necessary or expedient to prevent any impairment of the security interest in or perfection of the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

                  (g) Use and Pledge of Pledged Collateral. Unless an Event of Default shall have occurred and be continuing, the Administrative Agent shall from time to time execute and deliver, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, any and all instruments, certificates or other documents, in a form reasonably requested by such Pledgor, necessary or appropriate in the reasonable judgment of such Pledgor to enable such Pledgor to continue to exploit, license, use, enjoy and protect the Pledged Collateral in accordance with the terms of this Agreement. The Pledgors and the Administrative Agent acknowledge that this Agreement is intended to grant to the Administrative Agent for the benefit of the Secured Parties a security interest in and Lien upon the Pledged Collateral and shall not constitute or create a present assignment of any of the Pledged Collateral.

                  (h) Pledged Collateral in the Possession of a Bailee. If any goods in an amount in excess of $1,000,000 in the aggregate are at any one time in the possession of a bailee, the applicable Pledgor shall promptly notify the Administrative Agent thereof and, if requested by the Administrative Agent, shall promptly obtain an acknowledgement from such bailee, in form and substance satisfactory to the Administrative Agent, that such bailee holds such Pledged Collateral for the benefit of the Administrative Agent and shall act upon the instructions of the Administrative Agent, without the further consent of the Pledgor.

                  (i) Electronic Chattel Paper. If any Pledgor at any time holds or acquires an interest in any electronic chattel paper, such Pledgor shall promptly notify the Administrative Agent thereof and, at the request of the Administrative Agent, shall take such action as the Administrative Agent may reasonably request to vest in the Administrative Agent control, under Section 9-105 of the UCC, of such electronic chattel paper.

                  (j) Letter of Credit Rights. If any Pledgor is at any one time a beneficiary under one or more letters of credit in an amount in excess of $1,000,000 in the aggregate now or hereafter issued in favor of such Pledgor, such Pledgor shall promptly notify the Administrative Agent thereof and, at the reasonable request and option of the Administrative Agent, such Pledgor shall either (i) arrange, for the issuer and any nominated person with respect to such letter of credit to consent, pursuant to an agreement or other authenticated record with and in form and substance satisfactory to the Administrative Agent, to an assignment to the Administrative Agent of the proceeds of any drawing under the letter of credit or (ii) arrange for the Administrative Agent to become the transferee beneficiary of the letter of credit.

               (k) Commercial Tort Claims. If any Pledgor shall at any time hold or acquire a commercial tort claim in an amount in excess of $1,000,000, such Pledgor shall immediately notify the Administrative Agent in a writing signed by such Pledgor of the brief details thereof and grant to the Administrative Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Administrative Agent.

         Section 6. Representations, Warranties and Covenants. Each Pledgor represents, warrants and covenants as follows:

               (a) Perfection Actions; Prior Liens. Upon the completion of the deliveries, filings and other actions contemplated in Section 5 hereof, the security interest granted to the Administrative Agent for the benefit of the Secured Parties pursuant to this Agreement in and to the Pledged Collateral will constitute a perfected security interest therein, superior and prior to the rights of all other Persons therein other than with respect to (i) the Liens identified on Annex A relating to the items of Pledged Collateral identified on such annex, (ii) with respect to General Collateral acquired after the date hereof, Liens of the type described in clauses (g), (h), (l), (n), (o), (p),
(q), (r) and (u) of the definition of Permitted Liens and (iii) Subordinate Liens (as hereinafter defined) permitted hereunder which are created or authorized under any law or regulation of any applicable Governmental Authority and which are required under such law or regulation to be superior to the Lien and security interest created and evidenced hereby (the Liens described in this clause (iii), collectively, the "Governmental Prior Liens"; together with the Liens described in clauses (i) and (ii) above, "Prior Liens").

               (b) No Liens. Such Pledgor is as of the date hereof, and, as to Pledged Collateral acquired by it from time to time after the date hereof, such Pledgor will be, the sole direct and beneficial owner of all Pledged Collateral pledged by it hereunder free from any Lien or other right, title or interest of any Person other than (i) Prior Liens, (ii) the Lien and security interest created by this Agreement and (iii) Subordinate Liens, and such Pledgor shall defend the Pledged Collateral pledged by it hereunder against all claims and demands of all Persons at any time claiming any interest therein adverse to the Administrative Agent or any Secured Party other than the holders of such Liens. There is no agreement, and no Pledgor shall enter into any agreement or take any other action, that would result in the imposition of any other Lien, restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgors' obligations or the rights of the Administrative Agent hereunder except to the extent permitted by Credit Documents.

         "Subordinate Liens" shall mean (A) with respect to the General Collateral, Liens of the type described in clauses (b), (c), (g), (h), (k), (l),
(m), (n), (o), (p), (q), (r), (s) and (u) of the definition of Permitted Liens and (B) with respect to all other Pledged Collateral, Liens of the type described in clause (b) of the definition of Permitted Liens.

               (c) Other Financing Statements. There is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than financing statements relating to (i) Prior Liens that do not constitute Governmental Prior Liens, (ii) this Agreement and (iii) Subordinate Liens that do not constitute Governmental Prior Liens, and so long as any of the Secured Obligations remain unpaid or the Commitments of the Lenders to make any Loan or to issue any Letter of Credit shall not have expired or been sooner terminated, no Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to any Pledged Collateral, except, in each case, financing statements filed or to be filed in respect of and covering the security interests granted by such Pledgor pursuant to this Agreement and financing statements relating to Prior Liens or Subordinate Liens that in each such case do not constitute Governmental Prior Liens.

               (d) Legal Status; Legal Name; Locations; Chief Executive Office. Each Pledgor is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate (as hereinafter defined). Such Perfection Certificate sets forth each Pledgor's organizational identification number or states that such Pledgor has none. Each Pledgor's exact legal name is that set forth on the Perfection Certificate and on the signature pages hereof. Such Perfection Certificate sets forth each Pledgor's place of business or (if it has more than one place of business) its chief executive office, as well as its mailing address if different and the location of all Inventory and Equipment. Each Pledgor's place of business or (if it has more than one place of business) chief executive office is located in a jurisdiction that has adopted the UCC or whose laws generally require that information concerning the existence of nonpossessory security interests be made generally available in a filing, recording or registration system as a condition or result of the security interest obtaining priority over the rights of a lien creditor with respect to the Pledged Collateral. Such Pledgor shall not move its chief executive office or move any Inventory or Equipment to any location other than those listed on such Perfection Certificate except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 6(d). All tangible evidence of all Receivables, Pension Plan Reversions, Contracts, Intangibles and Insurance Policies of such Pledgor and the only original books of account and records of such Pledgor relating thereto are, and will continue to be, kept at such chief executive office, or at such new location for such chief executive office as such Pledgor may establish in accordance with the last sentence of this Section 6(d). All Receivables, Pension Plan Reversions, Contracts, Intangibles and Insurance Policies of such Pledgor are, and will continue to be, controlled and monitored (including, without limitation, for general accounting purposes) from such chief executive office location, or such new location as such Pledgor may establish in accordance with the last sentence of this Section 6(d). Such Pledgor shall not establish a new location for its chief executive office, move any Inventory or Equipment to any location other than those listed on Annex B, change its organizational identification number if it has one or change its name, identity, type of organization, jurisdiction of organization or other legal structure until (i) it shall have given the Administrative Agent not less than 30 days' prior written notice of its intention so to do, clearly describing such new location, organizational identification number or name and providing such other information in connection therewith as the Administrative Agent may request, (ii) with respect to such new location or name, such Pledgor shall have taken all action satisfactory to the Administrative Agent to maintain the perfection and priority of the security interest of the Administrative Agent for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of landlord's or warehouseman's liens with respect to such new location, if applicable; and (iii) with respect to any Pledgor that does not have an organizational identification number and later obtains one, such Pledgor shall forthwith notify the Administrative Agent of such organizational identification number.

               (e) Due Authorization and Issuance. All of the Pledged Shares have been, and to the extent hereafter issued will be upon such issuance, duly authorized, validly issued and fully paid and nonassessable. All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation due and owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor's status as a partner or a member of any issuer of the Initial Pledged Interests.

               (f) No Violations, etc. The pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Federal Reserve Board.

               (g) No Options, Warrants, etc. There are no options, warrants, calls, rights, commitments or agreements of any character to which such Pledgor is a party or by which it is bound obligating such Pledgor to issue, deliver or sell or cause to be issued, delivered or sold, additional Pledged Securities or obligating such Pledgor to grant, extend or enter into any such option, warrant, call, right, commitment or agreement. There are no voting trusts or other agreements or understandings to which such Pledgor is a party with respect to the transfer, voting or exercise of any other right of the equity interests of any issuer of the Pledged Securities.

               (h) No Claims. Such Pledgor owns or has rights to use all the Pledged Collateral pledged by it hereunder and all rights with respect to any of the foregoing used in, necessary for or material to such Pledgor's business as currently conducted and as contemplated to be conducted pursuant to the Credit Documents. The use by such Pledgor of such Pledged Collateral and all such rights with respect to the foregoing do not infringe on the rights of any Person. No claim has been made and remains outstanding that such Pledgor's use of any Pledged Collateral does or may violate the rights of any third person.

               (i) Authorization, Enforceability. Such Pledgor has the requisite organizational power, authority and legal right to pledge and grant a security interest in all the Pledged Collateral pledged by it pursuant to this Agreement, and this Agreement constitutes the legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

               (j) No Conflicts, Consents, etc. Neither the execution and delivery of this Agreement by each Pledgor nor the consummation of the transactions herein contemplated nor the fulfillment of the terms hereof (i) violates any charter or by-laws or other organizational document of such Pledgor or any issuer of Pledged Securities, (ii) violates the terms of any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which such Pledgor is a party, or by which it may be bound or to which any of its properties or assets may be subject, (iii) conflicts with any law, order, rule or regulation applicable to any such Pledgor of any Governmental Authority having jurisdiction over such Pledgor or its property, or
(iv) results in or requires the creation or imposition of any Lien (other than the Lien contemplated hereby) upon or with respect to any of the property now owned or hereafter acquired by such Pledgor except with respect to each of the foregoing which is not reasonably likely to have a Material Adverse Effect, or a material adverse effect on the value of the Pledged Collateral or an adverse effect on the security interests hereunder. No consent of any party (including, without limitation, equityholders or creditors of such Pledgor or any account debtor under a Receivable) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for (x) the pledge by such Pledgor of the Pledged Collateral pledged by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by such Pledgor, (y) except as expressly recognized in Section 3 hereof, the exercise by the Administrative Agent of the rights provided for in this Agreement or (z) except as expressly recognized in Section 3 hereof, the exercise by the Administrative Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement.

               (k) Pledged Collateral. All information set forth herein, including the schedules and annexes attached hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules attached hereto constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors.

               (l) Insurance. No Pledgor shall take any action that impairs the rights of the Administrative Agent or any Secured Party in the Pledged Collateral. Each Pledgor shall at all times keep the Inventory and Equipment insured, at such Pledgor's own expense, to the Administrative Agent's satisfaction against such risks to which the Pledged Collateral may be subject, and in such amounts and with such deductibles as would be maintained by operators of businesses similar to the business of such Pledgor or as the Administrative Agent may otherwise require. Each policy or certificate with respect to such insurance shall be endorsed to the Administrative Agent's satisfaction for the benefit of the Administrative Agent (including, without limitation, by naming the Administrative Agent as an additional named insured and loss payee as the Administrative Agent may request) and such policy or certificate shall be delivered to the Administrative Agent. Each such policy shall state that it cannot be cancelled without 30 days' prior written notice to the Administrative Agent. At least 30 days prior to the expiration of any such policy of insurance, each Pledgor shall deliver to the Administrative Agent an extension or renewal policy or an insurance certificate evidencing renewal or extension of such policy. If any Pledgor shall fail to insure such Pledged Collateral to the Administrative Agent's satisfaction, the Administrative Agent shall have the right (but shall be under no obligation) to advance funds to procure or renew or extend such insurance, and such Pledgor agrees to reimburse the Administrative Agent for all costs and expenses thereof, with interest on all such funds from the date advanced until paid in full at the highest rate then in effect under the Credit Agreement.

               (m) Insurance Proceeds. Any proceeds of insurance received by any Pledgor shall be applied by it as provided in Section 2.10(a)(i) of the Credit Agreement. In the event that any Pledgor is permitted to and elects to apply such proceeds to the repair or replacement of any item of Pledged Collateral, such Pledgor shall upon its receipt of such proceeds from the Administrative Agent promptly commence and diligently continue to perform such repair or promptly effect such replacement. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the option to apply any proceeds of insurance received by any Pledgor in respect of the Pledged Collateral toward the payment of the Secured Obligations in accordance with
Section 14 hereof or to continue to hold such proceeds as additional collateral to secure the performance by the Pledgors of the Secured Obligations.

               (n) Payment of Taxes; Compliance with Laws; Claims. Each Pledgor shall pay prior to the date on which material penalties would attach thereto all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Pledged Collateral. Each Pledgor shall comply with all laws, rules and regulations applicable to the Pledged Collateral the failure to comply with which would have an adverse effect on the value or use of the Pledged Collateral or the Lien on such Pledged Collateral granted to the Administrative Agent hereunder. Notwithstanding the foregoing, each Pledgor may at its own expense contest the amount or applicability of any of the obligations described in the preceding sentences by appropriate legal or administrative proceedings, prosecution of which operates to prevent the collection thereof and the sale or forfeiture of the Pledged Collateral or any part thereof to satisfy the same; provided, however, that in connection with such contest, such Pledgor shall (a) have made provision for the payment of such contested amount on such Pledgor's books if and to the extent required by generally accepted accounting principles, and (b) at the option and upon the request of the Administrative Agent, have deposited with the Administrative Agent a sum sufficient to pay and discharge such obligation and the Administrative Agent's estimate of all interest and penalties related thereto, such sum to be released as soon as all such obligations have been satisfied or withdrawn.

               (o) Inspection and Verification. Upon reasonable request to such Pledgor, the Administrative Agent shall have full and free access during normal business hours to all of the books, correspondence and records of such Pledgor relating to the Pledged Collateral, and the Administrative Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Pledgor agrees to render to the Administrative Agent, at such Pledgor's cost and expense, such clerical and other assistance as may be reasonably requested by the Administrative Agent with regard thereto.

               (p) Perfection Certificate.

                  (i) Each Pledgor shall execute and deliver to the Administrative Agent as soon as practicable, but in no event later than July 20, 2003, a duly completed perfection certificate (together with all attachments thereto) in form and substance reasonably satisfactory to the Administrative Agent (the "Perfection Certificate").

                  (ii) Upon delivery of the Perfection Certificate, the representations and warranties set forth in this Agreement relating to the information contained in the Perfection Certificate shall be true, correct and complete in all respects with the same force and effect as if made on and as of such date.

               (q) Periodic Certification. Upon the request of the Administrative Agent, but no more than once every 18 months, the Pledgor shall deliver to the Administrative Agent a supplemental perfection certificate (each, a "Perfection Supplement") executed by the Pledgors setting forth the information required pursuant to the Perfection Certificate or confirming that there has been no change in such information since the date of such certificate or the date of the most recent certificate delivered pursuant to this Section 6(q). Notwithstanding the foregoing, upon the occurrence of an Event of Default, the Pledgors shall deliver to the Administrative Agent a Perfection Supplement at any time that a Perfection Supplement is reasonably requested by the Administrative Agent.

         Section 7. Special Provisions Concerning General Collateral.

               (a) Special Representations and Warranties. As of the time when each of its Receivables arises, each Pledgor shall be deemed to have represented and warranted that such Receivable and all records, papers and documents relating thereto (i) are genuine and correct and in all material respects what they purport to be, (ii) represent the legal, valid and binding obligation of the account debtor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability, evidencing indebtedness unpaid and owed by such account debtor, arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein or out of an advance or a loan, not subject to the fulfillment of any contract or condition whatsoever or to any defenses, set-offs or counterclaims except with respect to refunds, returns and allowances in the ordinary course of business, or stamp or other taxes, (iii) will, in the case of a Receivable, except for the original or duplicate original invoice sent to a purchaser evidencing such purchaser's account, be the only original writings evidencing and embodying such obligation of the account debtor named therein, and (iv) are in compliance and conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

               (b) Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Receivable, in a manner consistent with prudent business practice, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor's sole cost and expense, upon the Administrative Agent's demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including, without limitation, all documents evidencing Receivables and any books and records relating thereto to the Administrative Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may transfer a full and complete copy of any Pledgor's books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any Person that has acquired or is contemplating acquisition of an interest in the Receivables or the Administrative Agent's security interest therein without the consent of any Pledgor.

               (c) Legend. Each Pledgor shall legend, at the request of the Administrative Agent made at any time after the occurrence of any Event of Default and in form and manner satisfactory to the Administrative Agent, the Receivables and the other books, records and documents of such Pledgor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Administrative Agent for the benefit of the Secured Parties and that the Administrative Agent has a security interest therein.

               (d) Modification of Terms, etc. No Pledgor shall rescind or cancel any indebtedness evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such indebtedness except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Receivable or interest therein without the prior written consent of the Administrative Agent except in the ordinary course of business consistent with prudent business practice. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Receivables.

               (e) Collection. Each Pledgor shall cause to be collected from the account debtor of each of the Receivables, as and when due (including, without limitation, Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that any Pledgor may, with respect to a Receivable, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Receivables and such other modifications of payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor's ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including, without limitation, attorneys' fees) of collection, in any case, whether incurred by any Pledgor, the Administrative Agent or any Secured Party, shall be paid by the Pledgors.

               (f) Instruments. Each Pledgor shall deliver to the Administrative Agent, within five days after receipt thereof by such Pledgor, any Instrument evidencing Receivables which is in the principal amount of $100,000 or more. Any Instrument delivered to the Administrative Agent pursuant to this Section 7(f) shall be appropriately endorsed (if applicable) to the order of the Administrative Agent, as agent for the Secured Parties, and shall be held by the Administrative Agent as further security hereunder; provided, however, that so long as no Default shall have occurred and be continuing, the Administrative Agent shall, promptly upon request of such Pledgor, make appropriate arrangements for making any Instrument pledged by such Pledgor available to such Pledgor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Administrative Agent, against trust receipt or like document).

               (g) Cash Collateral. Upon the occurrence and during the continuance of any Event of Default, if the Administrative Agent so directs, each Pledgor shall cause all payments on account of the Receivables to be held by the Administrative Agent as cash collateral in accordance with subsection 10(f) hereof. Without notice to or assent by any Pledgor, the Administrative Agent may apply any or all amounts then or thereafter held as cash collateral in the manner provided in Section 14 hereof. The costs and expenses (including, without limitation, reasonable attorneys' fees) of collection, whether incurred by the Administrative Agent or any Secured Party, shall be paid by the Pledgors.

               (h) Maintenance of Equipment. Each Pledgor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and to the extent consistent with current business practice in accordance with any manufacturer's manual, and, subject as set forth in Section 2.10(a)(i) of the Credit Agreement, shall forthwith, or in the case of any loss or damage which (individually or in the aggregate) exceeds $100,000 to any of the Equipment (of which prompt notice shall be given to the Administrative Agent) as quickly as commercially practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable in the conduct of such Pledgor's business.

               (i) Warehouse Receipts Non-Negotiable. If any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of the Inventory, the applicable Pledgor shall not permit such warehouse receipt or receipt in the nature thereof to be "negotiable" (as such term is used in Section 7-104 of the UCC or under other relevant law).

               (j) Consents to Assignment of Contracts. To the extent that any contract or other agreement of any Pledgor would constitute a Contract hereunder but for the exclusions contained in clauses (i) and (ii) of the definition of "Contracts" hereunder, such Pledgor shall in good faith use its reasonable efforts to cause the counterparty thereto to deliver the consent contemplated in clause (ii) of such definition.

               (k) Fair Labor Standards Act. Any goods now or hereafter produced by each Pledgor included in the Pledged Collateral have been and will be produced in substantial compliance with the requirements of the Fair Labor Standards Act of 1938, as amended.

         Section 8. Special Provisions Concerning Securities Collateral.

               (a) Pledge of Additional Securities. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any Person, accept the same in trust for the benefit of the Administrative Agent and promptly (and in any event within five Business Days) deliver to the Administrative Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of
Exhibit 3 hereto (each, a "Pledge Amendment"), and the certificates and other documents required under subsections 5(a) and 5(b) hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional property. Each Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Administrative Agent shall for all purposes hereunder be considered Pledged Collateral.

               (b) Voting Rights; Distributions; etc.

                  (i) So long as no Event of Default shall have occurred and be continuing:

                           (A) Each Pledgor shall be entitled to exercise any
                  and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes of this Agreement or any other Credit Document; provided, however, that no Pledgor shall in any event exercise such rights in any manner which may reasonably be expected to have an adverse effect on the value of the Pledged Collateral or an adverse effect on the security intended to be provided by this Agreement.

                           (B) Each Pledgor shall be entitled to receive and
                  retain, and to utilize free and clear of the Lien of this Agreement, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Administrative Agent to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

                           (C) The Administrative Agent shall be deemed without
                  further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to
                  Section 8(b)(i)(A) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to
                  Section 8(b)(i)(B) hereof.

                  (ii) Upon the occurrence and during the continuance of any Event of Default and except as expressly recognized in Section 3 hereof:

                           (A) All rights of each Pledgor to exercise the voting
                  and other consensual rights it would otherwise be entitled to exercise pursuant to Section 8(b)(i)(A) hereof shall , upon notice from the Administrative Agent, cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

                           (B) All rights of each Pledgor to receive
                  Distributions which it would otherwise be authorized to receive and retain pursuant to Section 8(b)(i)(B) hereof shall cease and all such rights shall thereupon become vested in the Administrative Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

                  (iii) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Administrative Agent appropriate instruments as the Administrative Agent may reasonably request in order to permit the Administrative Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 8(b)(ii)(A) hereof and to receive all Distributions which it may be entitled to receive under Section 8(b)(ii)(B) hereof.

                  (iv) All Distributions which are received by any Pledgor contrary to the provisions of Section 8(b)(ii)(B) hereof shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

               (c) No New Securities. Each Pledgor shall cause each issuer of the Pledged Securities not to issue any stock or other securities or equity interests in addition to or in substitution for the Pledged Securities issued by such issuer, except to a Pledgor.

               (d) Operative Agreements. Each Pledgor has delivered to the Administrative Agent true, correct and complete copies of the Operative Agreements. The Operative Agreements are in full force and effect, have not as of the date hereof been amended or modified, and, to such Pledgor's knowledge, there is no existing default by any party thereunder or any event which, with the giving of notice or passage of time or both, would constitute a default by any party thereunder. Each Pledgor shall deliver to the Administrative Agent a copy of any notice of default given or received by it under any Operative Agreement within ten (10) days after such Pledgor gives or receives such notice. No Pledgor will terminate or agree to terminate any Operative Agreement or make any amendment or modification to any Operative Agreement which may reasonably be expected to have a material adverse effect on the value of the Pledged Interests or an adverse effect on the security intended to be provided by this Agreement.

               (e) Defaults, etc. Such Pledgor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other material provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder. No Pledged Securities pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Operative Agreements and certificates, if any, delivered to the Administrative Agent) which evidence any Pledged Securities of such Debtor.

         Section 9. Special Provisions Concerning Intellectual Property Collateral.

               (a) Grant of License. For the purpose of enabling the Administrative Agent, during the continuance of an Event of Default, to exercise rights and remedies under Section 13 hereof at such time as the Administrative Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Administrative Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Pledgor) to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

               (b) Registrations. Except pursuant to licenses and other user agreements entered into by any Pledgor in the ordinary course of business, that are listed in Schedule VI hereto, on and as of the date hereof (i) each Pledgor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in said Schedules III, IV and V, and (ii) all registrations listed in said Schedules III, IV and V are valid and in full force and effect.

               (c) No Violations or Proceedings. To each Pledgor's knowledge, on and as of the date hereof, (i) except as set forth in Schedule VI hereto, there is no violation by others of any right of such Pledgor with respect to any Copyright, Patent or Trademark listed in Schedules III, IV and V hereto, respectively, pledged by it under the name of such Pledgor, (ii) such Pledgor is not infringing in any material respect upon any Copyright, Patent or Trademark of any other Person and (iii) no proceedings have been instituted or are pending against such Pledgor or, to such Pledgor's knowledge, threatened, and no claim against such Pledgor has been received by such Pledgor, alleging any such violation, except as may be set forth in said Schedule VI.

               (d) Protection of Administrative Agent's Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Administrative Agent of (A) any adverse determination in any proceeding in the United States Patent and Trademark Office or the Untied States Copyright Office with respect to any Patent, Trademark or Copyright or (B) the institution of any proceeding or any adverse determination in any federal, state or local court or administrative body regarding such Pledgor's claim of ownership in or right to use any of the Intellectual Property Collateral, its right to register the Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain and protect the Intellectual Property Collateral necessary for the operation of such Pledgor's business, (iii) not permit to lapse or become abandoned any Intellectual Property Collateral necessary for the operation of such Pledgor's business, and not settle or compromise any pending or future litigation or administrative proceeding with respect to the Intellectual Property Collateral necessary for the operation of such Pledgor's business, in each case, without the consent of the Administrative Agent, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Administrative Agent in writing of any event which may reasonably be expected to materially adversely affect the value or utility of the Intellectual Property Collateral or any portion thereof necessary for the operation of such Pledgor's business, the ability of such Pledgor or the Administrative Agent to dispose of the Intellectual Property Collateral or any portion thereof or the rights and remedies of the Administrative Agent in relation thereto, including, without limitation, a levy or threat of levy or any legal process against the Intellectual Property Collateral or any portion thereof, (v) not license the Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of the Intellectual Property Collateral or the Lien on the Intellectual Property Collateral intended to be granted to the Administrative Agent for the benefit of the Secured Parties, without the consent of the Administrative Agent, (vi) until the Administrative Agent exercises its rights to make collection, diligently keep adequate records respecting the Intellectual Property Collateral and (vii) furnish to the Administrative Agent from time to time statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Administrative Agent may from time to time reasonably request, all in reasonable detail.

               (e) After-Acquired Property. If any Pledgor shall, at any time before the Secured Obligations have been paid or the Commitments of the Lenders to make any Loan or to issue any Letter of Credit have expired or been sooner terminated (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Patent, or any improvement on any Patent, the provisions of this Agreement shall automatically apply thereto and any such item enumerated in clause (i) or (ii) with respect to such Pledgor shall automatically constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution of this Agreement and be subject to the Lien created by this Agreement without further action by any party other than actions required to perfect such Lien. Each Pledgor shall promptly provide to the Administrative Agent written notice of any of the foregoing. Each Pledgor agrees, promptly following a request by the Administrative Agent, to confirm the attachment of the Lien created by this Agreement to any rights described in clauses (i) and (ii) above if such would have constituted Intellectual Property Collateral at the time of execution of this Agreement by execution of an instrument in form reasonably acceptable to the Administrative Agent.

               (f) Modifications. Each Pledgor authorizes the Administrative Agent to modify this Agreement by amending Schedules III, IV, V and VI hereto to include any future Intellectual Property Collateral of such Pledgor, including, without limitation, any of the items listed in Section 9(e) hereof.

               (g) Applications. Each Pledgor shall file and prosecute diligently all applications for the Patents, the Trademarks or the Copyrights now or hereafter pending that would be necessary to the business of such Pledgor to which any such applications pertain, and shall do all acts necessary to preserve and maintain all rights in the Intellectual Property Collateral necessary for the operation of such Pledgor's business. Any and all costs and expenses incurred in connection with any such actions shall be borne by the Pledgors. No Pledgor shall abandon any right to file a Patent, Trademark or Copyright application, or any pending Patent, Trademark or Copyright application or any Patent, Trademark or Copyright necessary for the operation of such Pledgor's business without the consent of the Administrative Agent.

               (h) Litigation.

                           (i) Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions for infringement, counterfeiting, unfair competition, dilution or other damage as are in its reasonable business judgment necessary to protect the Intellectual Property Collateral. Each Pledgor shall promptly notify the Administrative Agent in writing as to the commencement and prosecution of any such actions, or threat thereof (except where such action is not reasonably likely to have a Material Adverse Effect) relating to the Intellectual Property Collateral, and shall provide to the Administrative Agent such information with respect thereto as may be reasonably requested by the Administrative Agent. Each Pledgor shall indemnify and hold harmless each Secured Party for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, expenses or disbursements (including attorneys' fees and expenses) of any kind whatsoever which may be imposed on, incurred by or asserted against such Secured Party in connection with or in any way arising out of such suits, proceedings or other actions.

                           (ii) Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Administrative Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the request of the Administrative Agent, do any and all lawful acts and execute any and all documents requested by the Administrative Agent in aid of such enforcement and the Pledgors shall promptly, upon demand, reimburse and indemnify the Administrative Agent, as the case may be, for all costs and expenses (including fees and expenses of counsel) incurred by the Administrative Agent in the exercise of its rights under this Section 9(h). In the event that the Administrative Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the request of the Administrative Agent, to use all reasonable measures, whether by action, suit, proceeding or otherwise, to prevent the infringement, counterfeiting or other diminution in value of any of the Intellectual Property Collateral by others and for that purpose agrees to diligently maintain any action, suit or proceeding against any person so infringing necessary to prevent such infringement unless such Pledgor has determined that such Intellectual Property Collateral that is the subject of any pending or contemplated infringement or enforcement action or proceeding does not contain or represent any value or utility (other than of an immaterial nature), consistent with prudent business practice.

         Section 10. Special Provisions Concerning Financial Accounts. Each Pledgor shall comply with the following covenants and makes the following representations and warranties.

               (a) Financial Accounts. Each Pledgor shall notify each Financial Intermediary that any Financial Account Collateral maintained with such Financial Intermediary by such Pledgor is under the exclusive dominion and control of the Administrative Agent and that all moneys, instruments, securities and other property deposited with such Financial Intermediary are to be held by such Financial Intermediary for the benefit of the Administrative Agent. Each Pledgor shall, within one Business Day of actual receipt thereof, deposit any payment received by it into a financial account that is subject to a financial account control agreement substantially in the form of Exhibit 2 hereto or into the Concentration Account referred to in subsection (b) below. In addition, all Persons that owe money to any Pledgor shall be directed to remit their payments to a financial account that is subject to a financial account control agreement substantially in the form of Exhibit 2 hereto or a deposit account. If any Pledgor is unable to obtain such an agreement from any Financial Intermediary, then such Pledgor shall terminate all financial accounts maintained with such Financial Intermediary and transfer all moneys, instruments, securities and other property deposited therein to another financial account maintained with a Financial Intermediary that has executed such an agreement. Each Pledgor hereby represents and warrants that it does not now maintain, and will not in the future maintain, any other financial account with any Financial Intermediary or any other banking or financial institution other than the accounts set forth on
Schedule VII; provided, however, that any Pledgor may establish and maintain additional financial accounts with any Financial Intermediary or any new Financial Intermediary if (i) in the case of an existing Financial Intermediary, such Pledgor, the Financial Intermediary and the Administrative Agent shall have entered into an amendment to the relevant financial account control agreement to include such new financial account under such financial account control agreement, such amendment to be in form and substance satisfactory to the Administrative Agent, and (ii) in the case of a new Financial intermediary, (A) the applicable Pledgor shall have given the Administrative Agent 30 days' prior written notice of its intention to establish a new financial account with a new Financial Intermediary, (B) such new Financial Intermediary shall be reasonably acceptable to the Administrative Agent and (C) such new Financial Intermediary shall enter into a financial account control agreement substantially in the form of Exhibit 2 hereto.

               (b) Concentration Account. The Pledgors will establish a concentration account or subaccount (the "Concentration Account") with the Administrative Agent into which all cash held in any financial account or deposit account of the Pledgors in excess of $1.0 million in the aggregate shall be deposited by 12:00 p.m. New York time on each Business Day, subject to the provisions of subsection (c) below. Each Pledgor hereby agrees that the Concentration Account is under the exclusive dominion and control of the Administrative Agent and all moneys, instruments, securities and other property received in the Concentration Account are to be held for the benefit of the Administrative Agent on behalf of the Secured Parties. Each Pledgor hereby transfers to the Administrative Agent the exclusive dominion and control over the Concentration Account. Notwithstanding the foregoing, the Administrative Agent shall be permitted to designate a Lender that agrees to be a collateral sub-agent for the Administrative Agent to be the Financial Intermediary for the Concentration Account.

               (c) Dispositions from Concentration Account. Until an Event of Default shall have occurred and be continuing, each Pledgor is hereby authorized by the Administrative Agent to direct on any Business Day the disposition into one or more financial accounts that is subject to a financial account control agreement substantially in the form of Exhibit 2 hereto any and all moneys, instruments, securities and other property deposited in the Concentration Account for use by such Pledgor in a manner permitted by the Credit Agreement. The Administrative Agent shall make such disposition by 2:00 p.m. New York time on each such date.

               (d) Revocation of Withdrawal Right. Upon the occurrence and during the continuance of any Event of Default, the authorization of the Pledgors under subsection (c) above shall be revoked and all deposits maintained in the Concentration Account or with a Financial Intermediary, and any additional moneys, instruments, securities and other property subsequently maintained with a Financial Intermediary, shall, at the request of the Administrative Agent, be transferred to a collateral account or sub-account maintained by the Administrative Agent (or a Lender that agrees to be a collateral sub-agent for the Administrative Agent) in its name as collateral agent for the Secured Parties (the "Collateral Account"). All such deposits in any such Collateral Account shall constitute "Pledged Collateral" for all purposes of this Agreement and shall be held by the Administrative Agent as Pledged Collateral for the Secured Obligations or applied to the payment of the Secured Obligations in accordance with Section 14 hereof. The costs and expenses (including attorney's fees) of collection, whether incurred by any Pledgor or the Administrative Agent (or any sub-agent), shall be borne by the Pledgors.

               (e) Deposits to Collateral Account. Each Pledgor shall deposit into the Collateral Account from time to time (i) the cash proceeds (including pursuant to any disposition thereof) of any of the Pledged Collateral, (ii) the cash proceeds of any Taking or Destruction or loss of title with respect to any Real Property that is subject to a Mortgage (including proceeds of casualty events and proceeds of insurance covering the Pledged Collateral or any Real Property that is subject to a Mortgage), (iii) any cash in respect of any Pledged Collateral which the Administrative Agent is entitled to pursuant to subsection 7(g) or subsection 8(b)(ii) hereof and (iv) any additional amounts that such Pledgor desires to pledge to the Administrative Agent for the benefit of the Secured Parties as additional collateral security hereunder or which such Pledgor is required to pledge as additional collateral security hereunder pursuant to the Credit Documents.

               (f) Application of Amounts in Collateral Account. The balance from time to time in the Collateral Account shall constitute part of the Pledged Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. So long as no Event of Default has occurred and is continuing or will result therefrom, the Administrative Agent shall remit the collected balance outstanding to the credit of the Collateral Account to or upon the order of the respective Pledgor, in periodic installments, if applicable, upon submission of reasonable evidence that such amount is to be applied as permitted by Section 2.10(a) of the Credit Agreement; provided that any amounts deposited in the Collateral Account in respect of prepayments or reductions of Loans or Commitments under Section 2.10(a) of the Credit Agreement which are to be applied to LIBOR Loans as provided in the penultimate sentence of Section 2.10(b) of the Credit Agreement shall be held by the Administrative Agent until the end of the respective Interest Periods of such LIBOR Loans at which time, whether or not an Event of Default has occurred, the Administrative Agent shall cause such monies to be applied to such LIBOR Loans. However, at any time following the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Lenders as specified in the Credit Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 14 hereof. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

               (g) Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the respective Pledgor (or, after the occurrence and during the continuance of an Event of Default, the Administrative Agent) shall determine which Permitted Investments shall be held in the name and be under the control of the Administrative Agent (or any sub-agent); provided, however, that at any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may (and, if instructed by the Lenders as specified in the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 14 hereof.

               (h) Cover for Letter of Credit Liabilities. Amounts deposited into the Collateral Account as cover for liabilities in respect of Letters of Credit under the Credit Agreement pursuant to Section 10 thereof shall be held by the Administrative Agent in a separate sub-account (designated "Letter of Credit Liabilities Sub-Account") and, notwithstanding any other provision of this Agreement to the contrary, all amounts held in such sub-account shall constitute collateral security first for the liabilities in respect of Letters of Credit outstanding from time to time and second as collateral security for the other Secured Obligations hereunder until such time as all Letters of Credit shall have been terminated and all of the liabilities in respect of Letters of Credit have been paid in full.

         Section 11. Transfers and Other Liens. No Pledgor shall (a) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as permitted by the Credit Agreement, (b) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral pledged by it hereunder other than (i) Prior Liens, (ii) the Lien and security interest granted to the Administrative Agent under this Agreement and (iii) Subordinate Liens or (c) except to the extent otherwise permitted under the Credit Agreement, permit any issuer of the Pledged Securities to merge, consolidate or change its legal form, unless all of the outstanding equity interests of the surviving or resulting entity are, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding equity interests of any other entity that was merged into or consolidated with such issuer.

         Section 12. Reasonable Care. The Administrative Agent's sole duty with respect to the custody, safe keeping and physical preservation of the Pledged Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with such Pledged Collateral in the same manner as the Administrative Agent deals with similar property for its own account, it being understood that neither the Administrative Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Administrative Agent or any other Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

         Section 13. Remedies upon Default; Obtaining the Pledged Collateral upon Event of Default.

               (a) If any Event of Default shall have occurred and be continuing, the Pledgors shall, at the request of the Administrative Agent, notify account debtors and other persons obligated on any of the Pledged Collateral of the security interest of the Administrative Agent in any account, chattel paper, general intangible, instrument or other Pledged Collateral and that payment thereof is to be made directly to the Administrative Agent or to any financial institution designated by the Administrative Agent as the Administrative Agent's agent therefor, and the Administrative Agent may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Pledgors, so notify account debtors and other persons obligated on Pledged Collateral. After the making of such a request or the giving of any such notification, each Pledgor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Pledged Collateral received by such Pledgor as trustee for the Administrative Agent without commingling the same with other funds of such Pledgor and shall turn the same over to the Administrative Agent in the identical form received, together with any necessary endorsements or assignments. The Administrative Agent may apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Pledged Collateral received by the Administrative Agent to the Secured Obligations or hold such proceeds as additional Pledged Collateral, at the option of the Administrative Agent.

               (b) If any Event of Default shall have occurred and be continuing, then and in every such case, the Administrative Agent may:

                  (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor's premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

                  (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral, including, without limitation, instructing the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and Contracts) constituting part of the Pledged Collateral to make any payment required by the terms of such instrument or agreement directly to the Administrative Agent, and in connection with any of the foregoing, compromising, settling, extending the time for payment and making other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in a separate account and pay the same promptly to the Administrative Agent;

                  (iii) Sell, assign or otherwise liquidate, or direct any Pledgor to sell, assign or otherwise liquidate, any or all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment or liquidation;

                  (iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Administrative Agent at any place or places so designated by the Administrative Agent, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Administrative Agent and there delivered to the Administrative Agent, (B) store and keep any Pledged Collateral so delivered to the Administrative Agent at such place or places pending further action by the Administrative Agent; and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor's obligation to deliver the Pledged Collateral is of the essence of this Agreement;

                  (v) Withdraw all moneys, instruments, securities and other property in any financial account of any Pledgor for application to the Secured Obligations as provided in Section 14 hereof;

                  (vi) Retain and apply the Distributions to the Secured Obligations as provided in Section 14 hereof; and

                  (vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including, without limitation, perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral.

Upon application to a court of equity having jurisdiction, the Administrative Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation.

               (c) Remedies; Disposition of the Pledged Collateral.

                           (i) Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC, and the Administrative Agent may also in its sole discretion, without notice except as specified below, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. The Administrative Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Administrative Agent shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Administrative Agent arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

                           (ii) Each Pledgor acknowledges and agrees that, to the extent notice of sale shall be required by law, ten days' notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

                           (iii) Notwithstanding anything contained to the contrary herein, the Administrative Agent hereby agrees that, consistent with the provisions of Section 22.937(f) of the FCC's Rules (47 C.F.R. 22.937(f)), and to the extent then required by such rule or any successor regulation, the Administrative Agent shall provide the applicable Pledgor and the FCC with at least ten (10) days' prior written notification before any Pledged Collateral constituting equipment utilized in any cellular system operated by a Pledgor will be repossessed.

               (d) Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Administrative Agent's taking possession or the Administrative Agent's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Administrative Agent's rights hereunder, and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Administrative Agent shall not be liable for any incorrect or improper payment made pursuant to this Section 13 in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

               (e) Certain Sales of Pledged Collateral.

                           (i) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any foreign Governmental Authority, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Administrative Agent shall have no obligation to engage in public sales.

                           (ii) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Administrative Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities
         Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Administrative Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

                           (iii) Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the request of the Administrative Agent, for the benefit of the Administrative Agent, cause any registration, qualification under or compliance with any federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral, including, without limitation, registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other government requirements. Each Pledgor shall cause the Administrative Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Administrative Agent such number of prospectuses, offering circulars or other documents incident thereto as the Administrative Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Administrative Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (iv) If the Administrative Agent determines to exercise its right to sell any or all of the Securities Collateral, upon written request, the applicable Pledgor shall from time to time furnish to the Administrative Agent all such information as the Administrative Agent may request in order to determine the number of securities included in the Securities Collateral which may be sold by the Administrative Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

         Section 14. Application of Proceeds. The proceeds received by the Administrative Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Administrative Agent of its remedies as a secured creditor as provided in Section 13 hereof shall be applied, together with any other sums then held by the Administrative Agent pursuant to this Agreement, promptly by the Administrative Agent as follows:

                           First, to the payment of all costs and expenses,
                  fees, commissions and taxes of such sale, collection or other realization, including, without limitation, compensation to the Administrative Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Administrative Agent in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

                           Second, to the payment of all other costs and
                  expenses of such sale, collection or other realization, including, without limitation, compensation to the Lenders and their agents and counsel and all costs, liabilities and advances made or incurred by the Lenders in connection therewith, together with interest on each such amount at the highest rate then in effect under the Credit Agreement from and after the date such amount is due, owing or unpaid until paid in full;

                           Third, without duplication of amounts applied
                  pursuant to clauses First and Second above, to the indefeasible payment in full in cash, pro rata, of (i) interest, principal and other amounts constituting Secured Obligations (other than Interest Rate Obligations) in accordance with the terms of the Credit Agreement and (ii) the Interest Rate Obligations in accordance with the terms of the Interest Rate Agreements; and

                           Fourth, the balance, if any, to the Person lawfully
                  entitled thereto (including the Pledgors or their respective successors or assigns).

In the event that any such proceeds are insufficient to pay in full the items described in clauses First through Third of this Section 14, the Pledgors shall remain liable for any deficiency.

         Section 15. Expenses. Each Pledgor will upon demand pay to the Administrative Agent the amount of any and all expenses, including the fees and expenses of its counsel and the fees and expenses of any experts and agents which the Administrative Agent may incur in connection with (a) the collection of the Secured Obligations, (b) the enforcement and administration of this Agreement, (c) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (d) the exercise or enforcement of any of the rights of the Administrative Agent or any Secured Party hereunder or (e) the failure by any Pledgor to perform or observe any of the provisions hereof. All amounts payable by any Pledgor under this Section 15 shall be due upon demand and shall be part of the Secured Obligations. Each Pledgor's obligations under this Section 15 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations hereunder.

         Section 16. No Waiver; Cumulative Remedies.

               (a) No failure on the part of the Administrative Agent to exercise, no course of dealing with respect to, and no delay on the part of the Administrative Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Administrative Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

               (b) In the event that the Administrative Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Administrative Agent, then and in every such case, the Pledgors, the Administrative Agent and each Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Administrative Agent and the Secured Parties shall continue as if no such proceeding had been instituted.

         Section 17. Administrative Agent. The Administrative Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Administrative Agent hereunder are subject to the provisions of the Credit Agreement. The Administrative Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including, without limitation, the release or substitution of Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Administrative Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Administrative Agent may resign and a successor Administrative Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, that successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent under this Agreement, and the retiring Administrative Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Administrative Agent's resignation, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Administrative Agent.

         Section 18. Administrative Agent May Perform; Administrative Agent Appointed Attorney-in-Fact. If any Pledgor shall fail to do any act or thing that it has covenanted to do hereunder or if any warranty on the part of any Pledgor contained herein shall be breached, the Administrative Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by the Administrative Agent shall be paid by the Pledgors promptly upon demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date on which such funds were so expended to the date of repayment. Each Pledgor's obligations under this Section 18 shall survive the termination of this Agreement and the discharge of such Pledgor's other obligations under this Agreement, the Credit Agreement, any Interest Rate Agreement and the other Credit Documents. Each Pledgor hereby appoints the Administrative Agent its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Administrative Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Credit Documents which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

         Section 19. Indemnity.

               (a) Indemnity. Each Pledgor agrees to indemnify, pay and hold harmless the Administrative Agent and each of the other Secured Parties and the officers, directors, employees, agents and Affiliates of the Administrative Agent and each of the other Secured Parties (collectively, the "Indemnitees") from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs (including, without limitation, settlement costs), expenses or disbursements of any kind or nature whatsoever (including, without limitation, the fees and disbursements of counsel for such indemnitees in connection with any investigative, administrative or judicial proceeding commenced or threatened, whether or not such Indemnitee shall be designated a party thereto) which may be imposed on, incurred by, or asserted against that Indemnitee, in any manner relating to or arising out of this Agreement, any Interest Rate Agreement or any other Credit Document (including, without limitation, any misrepresentation by any Pledgor in this Agreement, any Interest Rate Agreement or any other Credit Document) (the "indemnified liabilities"); provided that no Pledgor shall have any obligation to an Indemnitee hereunder with respect to indemnified liabilities if it has been determined by a final decision (after all appeals and the expiration of time to appeal) of a court of competent jurisdiction that such indemnified liability arose from the gross negligence or willful misconduct of that Indemnitee. To the extent that the undertaking to indemnify, pay and hold harmless set forth in the preceding sentence may be unenforceable because it is violative of any Law or public policy, each Pledgor shall contribute the maximum portion which it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all indemnified liabilities incurred by the Indemnitees or any of them.

               (b) Survival. The obligations of the Pledgors contained in this
Section 19 shall survive the termination of this Agreement and the discharge of the Pledgors' other obligations under this Agreement, any Interest Rate Agreement and under the other Credit Documents.

               (c) Reimbursement. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

         Section 20. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Administrative Agent. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement and any consent to any departure by any Pledgor from the terms of any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other Credit Document, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

         Section 21. Termination; Release. When all the Secured Obligations have been paid in full and the Commitments of the Lenders to make any Loan or to issue any Letter of Credit under the Credit Agreement shall have expired or been sooner terminated, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Credit Agreement, the Administrative Agent shall, upon the request and at the sole cost and expense of the Pledgors, forthwith assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Administrative Agent, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Administrative Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

         Section 22. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of Borrower set forth in the Credit Agreement and as to the Administrative Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 22; provided that notices to the Administrative Agent shall not be effective until received by the Administrative Agent.

         Section 23. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(i) be binding upon the Pledgors, their respective successors and assigns and
(ii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and the other Secured Parties and each of their respective successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Lender may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender, herein or otherwise, subject however, to the provisions of the Credit Agreement and any applicable Interest Rate Agreement. Each Affiliate of Borrower which from time to time after the initial date of this Agreement is required under the Credit Agreement to pledge any assets to the Administrative Agent for the benefit of the Secured Parties may become a party hereto upon execution and delivery to the Administrative Agent of a joinder agreement substantially in the form attached hereto as Exhibit 4, and upon such execution and delivery shall be deemed to be a "Guarantor" and a "Pledgor" for all purposes hereunder.

         Section 24. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCLUDING (TO THE GREATEST EXTENT PERMITTED BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES

HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         Section 25. CONSENT TO JURISDICTION AND SERVICE OF PROCESS; WAIVER OF JURY TRIAL. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PLEDGOR WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. EACH PLEDGOR DESIGNATES AND APPOINTS CORPORATION SERVICES COMPANY, WITH AN ADDRESS AT 80 STATE STREET, ALBANY, NEW YORK 12207 AND SUCH OTHER PERSONS AS MAY HEREAFTER BE SELECTED BY SUCH PLEDGOR IRREVOCABLY AGREEING IN WRITING TO SO SERVE, AS ITS AGENT TO RECEIVE ON ITS BEHALF, SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PLEDGOR TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. A COPY OF SUCH PROCESS SO SERVED SHALL BE MAILED BY REGISTERED MAIL TO EACH PLEDGOR AT THE ADDRESS OF BORROWER PROVIDED FOR IN THE CREDIT AGREEMENT EXCEPT THAT UNLESS OTHERWISE PROVIDED BY APPLICABLE LAW, ANY FAILURE TO MAIL SUCH COPY SHALL NOT AFFECT THE VALIDITY OF SERVICE OF PROCESS. IF ANY AGENT APPOINTED BY ANY PLEDGOR REFUSES TO ACCEPT SERVICE, SUCH PLEDGOR HEREBY AGREES THAT SERVICE UPON IT BY MAIL SHALL CONSTITUTE SUFFICIENT NOTICE. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF COLLATERAL AGENT TO BRING PROCEEDINGS AGAINST ANY PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. THE PLEDGORS AND COLLATERAL AGENT HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 26. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 27. Execution in Counterparts. This Agreement and any amendments, waiver, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

         Section 28. Headings. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

         Section 29. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

               (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor or any other Credit Party

               (ii) any lack of validity or enforceability of the Credit Agreement, any Interest Rate Agreement, any Letter of Credit or any other Credit Document, or any other agreement or instrument relating thereto;

               (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Interest Rate Agreement, any Letter of Credit or any other Credit Document, or any other agreement or instrument relating thereto;

               (iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;

               (v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect of this Agreement, any Interest Rate Agreement or any other Credit Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 20 hereof; or

               (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor other than the defense that no Event of Default has occurred and is continuing.

         Section 30. Administrative Agent's Right to Sever indebtedness.

               (a) Each Pledgor acknowledges that (i) the Pledged Collateral does not constitute the sole source of security for the payment and performance of the Secured Obligations and that the Secured Obligations are also secured by other types of property of the Pledgors in other jurisdictions (all such property, collectively, the "Collateral"), (ii) the number of such jurisdictions and the nature of the transaction of which this instrument is a part are such that it would have been impracticable for the parties to allocate to each item of Collateral a specific loan amount and to execute in respect of such item a separate credit agreement and (iii) each Pledgor intends that the Administrative Agent have the same rights with respect to the Pledged Collateral, in any judicial proceeding relating to the exercise of any right or remedy hereunder or otherwise, that the Administrative Agent would have had if each item of Collateral had been pledged or encumbered pursuant to a separate credit agreement and security instrument. In furtherance of such intent, each Pledgor agrees to the greatest extent permitted by law that the Administrative Agent may at any time by notice (an "Allocation Notice") to such Pledgor allocate a portion of the Secured Obligations (the "Allocated Indebtedness") to all or a specified portion of the Pledged Collateral and sever from the remaining Secured Obligations the Allocated Indebtedness. From and after the giving of an Allocation Notice with respect to any of the Pledged Collateral, the Secured Obligations hereunder shall be limited to the extent set forth in the Allocation Notice and (as so limited) shall, for all purposes, be construed as a separate credit obligation of such Pledgor unrelated to the other transactions contemplated by the Credit Agreement, any Interest Rate Agreement, any other Credit Document or any document related to any thereof. To the extent that the proceeds of any judicial proceeding relating to the exercise of any right or remedy hereunder of the Pledged Collateral shall exceed the Allocated Indebtedness, such proceeds shall belong to such Pledgor and shall not be available hereunder to satisfy any Secured Obligations of such Pledgor other than the Allocated Indebtedness. In any action or proceeding to exercise any right or remedy under this Agreement which is commenced after the giving by the Administrative Agent of an Allocation Notice, the Allocation Notice shall be conclusive proof of the limits of the Secured Obligations hereby secured, and such Pledgor may introduce, by way of defense or counterclaim, evidence thereof in any such action or proceeding. Notwithstanding any provision of this Section 30, the proceeds received by the Administrative Agent pursuant to this

Agreement shall be applied by the Administrative Agent in accordance with the provisions of Section 14 hereof.

               (b) Each Pledgor hereby waives to the greatest extent permitted under law the right to a discharge of any of the Secured Obligations under any statute or rule of law now or hereafter in effect which provides that the exercise of any particular right or remedy as provided for herein (by judicial proceedings or otherwise) constitutes the exclusive means for satisfaction of the Secured Obligations or which makes unavailable any further judgment or any other right or remedy provided for herein because the Administrative Agent elected to proceed with the exercise of such initial right or remedy or because of any failure by the Administrative Agent to comply with laws that prescribe conditions to the entitlement to such subsequent judgment or the availability of such subsequent right or remedy. In the event that, notwithstanding the foregoing waiver, any court shall for any reason hold that such subsequent judgment or action is not available to the Administrative Agent, no Pledgor shall (i) introduce in any other jurisdiction any judgment so holding as a defense to enforcement against such Pledgor of any remedy in the Credit Agreement, any Interest Rate Agreement or any other Credit Document or (ii) seek to have such judgment recognized or entered in any other jurisdiction, and any such judgment shall in all events be limited in application only to the state or jurisdiction where rendered and only with respect to the collateral referred to in such judgment.

               (c) In the event any instrument in addition to the Allocation Notice is necessary to effectuate the provisions of this Section 30, including, without limitation, any amendment to this Agreement, any substitute promissory note or affidavit or certificate of any kind, the Administrative Agent may execute and deliver such instrument as the attorney-in-fact of any Pledgor. Such power of attorney is coupled with an interest and is irrevocable.

               (d) Notwithstanding anything set forth herein to the contrary, the provisions of this Section 30 shall be effective only to the maximum extent permitted by law.

         Section 31. Future Advances. This Agreement shall secure the payment of any amounts advanced from time to time pursuant to the Credit Agreement.

         IN WITNESS WHEREOF, the Pledgors and the Administrative Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

         IN WITNESS WHEREOF, the Pledgors and Administrative Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and the year first above written.



                           CENTENNIAL CELLULAR OPERATING CO. LLC,
                                    as Borrower and Pledgor


                           By:       /s/ TONY L. WOLK
                              --------------------------------------------------
                              Name:      Tony L. Wolk
                              Title:     Senior Vice President, General Counsel


                           CENTENNIAL PUERTO RICO OPERATIONS CORP.,
                                    as PR Borrower and Pledgor


                           By:       /s/ TONY L. WOLK
                              --------------------------------------------------
                              Name:      Tony L. Wolk
                              Title:     Senior Vice President, General Counsel


                           CENTENNIAL COMMUNICATIONS CORP. (formerly known as Centennial Cellular Corp.), as Guarantor and Pledgor


                           By:       /s/ TONY L. WOLK
                              --------------------------------------------------
                              Name:      Tony L. Wolk
                              Title:     Senior Vice President, General Counsel


                           BANK OF AMERICA, N.A., as Administrative Agent


                           By:       /s/ JOHN W. WOODIELL III
                              --------------------------------------------------
                              Name:      John W. Woodiell III
                              Title:     Managing Director